Exhibit 32.2

SECTION 1350 CERTIFICATION (CFO) 1350

CHINA AUTOMOTIVE SYSTEMS, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Automotive Systems, Inc. (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Jie Li, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2011

By:	/s/ Jie Li
Jie Li
Chief Financial Officer